UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 19, 2005

NEW PLAN EXCEL REALTY TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-12244	33-0160389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

420 Lexington Avenue, 7th Floor New York, New York		10170
(Address of principal executive offices)		(Zip Code)

(212) 869-3000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events.

On January 19, 2005, New Plan Excel Realty Trust (the “Company”) entered into a distribution agreement with Banc of America Securities LLC, BNY Capital Markets, Inc., Citigroup Global Markets Inc. and J.P. Morgan Securities Inc., as agents (the “Agents”), in connection with the establishment of a medium-term notes program pursuant to which the Company may issue and sell, from time to time, up to $400,000,000 aggregate principal amount of its debt securities entitled Medium-Term Notes Due Nine Months or More from Date of Issue (the “Notes”).  A copy of the distribution agreement is filed as an exhibit to this report and is incorporated by reference herein.

Item 9.01.              Financial Statements and Exhibits.

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits

Exhibit Number	Description

1.1	Distribution Agreement, dated as of January 19, 2005, by and among the Company and the Agents (the “Distribution Agreement”).

4.1*

Indenture, dated as of January 30, 2004 by and between the Company and U.S. Bank Trust National Association, as Trustee., filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on February 5, 2004.

4.2	Officers’ Certificate, dated January 19, 2005, relating to the terms of the Notes.

4.3	Form of Fixed Rate Note.

4.4	Form of Floating Rate Note.

5.1	Opinion of Hogan & Hartson L.L.P. regarding the legality of the securities related to the Underwriting Agreement.

23.1	Consent of Hogan & Hartson L.L.P. (included in its opinion filed as Exhibit 5.1).

25.1*	Statement of Eligibility of the Trustee on Form T-1, filed as Exhibit 25.1 to the Company’s Current Report on Form 8-K filed on February 5, 2004.

*              Incorporated herein by reference as above indicated.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW PLAN EXCEL REALTY TRUST, INC.

Date: January 20, 2005	By:	/s/ Steven F. Siegel
Steven F. Siegel
Executive Vice President, General Counsel
and Secretary

EXHIBIT INDEX

Exhibit Number	Description

1.1	Distribution Agreement, dated as of January 19, 2005, by and among the Company and the Agents (the “Distribution Agreement”).

4.1*

Indenture, dated as of January 30, 2004 by and between the Company and U.S. Bank Trust National Association, as Trustee., filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on February 5, 2004.

4.2	Officers’ Certificate, dated January 19, 2005, relating to the terms of the Notes.

4.3	Form of Fixed Rate Note.

4.4	Form of Floating Rate Note.

5.1	Opinion of Hogan & Hartson L.L.P. regarding the legality of the securities related to the Underwriting Agreement.

23.1	Consent of Hogan & Hartson L.L.P. (included in its opinion filed as Exhibit 5.1).

25.1*	Statement of Eligibility of the Trustee on Form T-1, filed as Exhibit 25.1 to the Company’s Current Report on Form 8-K filed on February 5, 2004.

*              Incorporated herein by reference as above indicated.